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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 Date of Report
              (Date of earliest event reported): February 28, 2002


                           EDGEWATER TECHNOLOGY, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)

   Delaware                          0-20971                      71-0788538
---------------------         ------------------------        ----------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)

             20 Harvard Mill Square, Wakefield Massachusetts 01880
             -----------------------------------------------------

               (Address of principal executive offices) (zip code) Registrant's telephone number, including area code (781) 246-3343
        -----------------------------------------------------------------

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

Attached as an exhibit to this Form 8-K is a copy of a Edgewater Technology, Inc. press release which was disseminated publicly on February 28, 2002.

(c) Exhibits. The following exhibit is filed with this Form 8-K:

99.1 Edgewater Technology, Inc. Press Release dated February 28, 2002.




                                      -2-

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           EDGEWATER TECHNOLOGY, INC.
                                  (Registrant)

Date: March 1, 2002                           By:   /s/ Kevin R. Rhodes
                                                   -----------------------
                                                   Kevin R. Rhodes
                                                   Chief Financial Officer

                                       -3-

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                                  EXHIBIT INDEX

99.1 Edgewater Technology, Inc. Press Release dated February 28, 2002.